UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 2, 2021
_____________________________________________________________________________________
Energizer Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Missouri	1-36837	36-4802442
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
533 Maryville University Drive
St. Louis, Missouri 63141
(Address of principal executive offices)
Registrant’s telephone number, including area code: (314) 985-2000
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	ENR	New York Stock Exchange
Series A Mandatory Convertible Preferred Stock, par value $.01 per share	ENR PRA	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Sara B. Hampton as Chief Accounting Officer

On August 2, 2021, the Board of Directors of Energizer Holdings, Inc. (the “Company”) appointed Sara B. Hampton as the Company’s Chief Accounting Officer (Principal Accounting Officer), effective October 1, 2021. Ms. Hampton will succeed John J. Drabik, who, as previously announced, has been appointed as the Company’s Executive Vice President and Chief Financial Officer, effective October 1, 2021.

Ms. Hampton, age 45, has served as the Company’s Vice President, Global Controller since April 2021, and previously served as the Company’s Assistant Controller since 2015. Prior thereto, Ms. Hampton held other positions of increasing responsibility within the Company’s external reporting and finance organization, including Director, Financial Reporting and Senior Manager, External Reporting. Before joining the Company in 2004, Ms. Hampton held audit roles at Deloitte & Touche LLP. Ms. Hampton earned a Bachelor’s degree in Accounting from Southern Illinois University Edwardsville and is a Certified Public Accountant.

No changes were made to Ms. Hampton’s compensation in connection with her appointment as the Company’s Chief Accounting Officer and she will continue to be eligible to participate in the Company’s incentive plans.

There are no arrangements or understandings pursuant to which Ms. Hampton was selected as Chief Accounting Officer, and there have not been any related party transactions involving Ms. Hampton (or any of her immediate family members) requiring disclosure under Item 404(a) of Regulation S-K since the beginning of the Company’s last fiscal year.

Item 7.01 Regulation FD Disclosure.

On August 2, 2021, the Company announced that its Board of Directors declared a quarterly dividend of $0.30 per share on its common stock, payable on September 14, 2021, to all shareholders of record as of the close of business on August 24, 2021, in addition to a quarterly dividend of $1.875 per share on its 7.50% Series A mandatory convertible preferred stock, payable on October 15, 2021, to all shareholders of record as of the close of business on October 1, 2021. A copy of the press release announcing the dividend declaration is attached hereto as Exhibit 99.1.

The information furnished pursuant to this Item 7.01, including the attached exhibit, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of the Exchange Act, nor shall such information or exhibit be deemed incorporated by reference into any filing by the Company with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended, the rules and regulations of the SEC thereunder, the Exchange Act, as amended, or the rules and regulations of the SEC thereunder, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are attached hereto:

Exhibit Number	Description of Exhibit

99.1	Press Release of Energizer Holdings, Inc. of , dated as of August 2, 2021.

101	Pursuant to Rule 406 of Regulation S-T, the cover page information is formatted in iXBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File, formatted in iXBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGIZER HOLDINGS, INC.

By:  /s/ Timothy W. Gorman
Timothy W. Gorman
Executive Vice President and Chief Financial Officer

Dated: August 2, 2021